Exhibit 10.1

Capital Southwest Corporation
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED EQUITY DISTRIBUTION AGREEMENT

     FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED EQUITY DISTRIBUTION AGREEMENT, dated as of May 21, 2024 (this “Fourth Amendment”), by and between Capital Southwest Corporation, a Texas corporation (the “Company”), and [ ] (the “Manager”).

W I T N E S S E T H:
    WHEREAS, the Company and the Manager are parties to that certain Third Amended and Restated Equity Distribution Agreement, dated as of May 26, 2021, as amended by (i) that certain First Amendment to Third Amended and Restated Equity Distribution Agreement, dated August 3, 2021, (ii) that certain Second Amendment to Third Amended and Restated Equity Distribution Agreement, dated November 2, 2021 and (iii) that certain Third Amendment to Third Amended and Restated Equity Distribution Agreement, dated August 2, 2022 (as amended, restated, and modified to date, the “Equity Distribution Agreement”); and

    WHEREAS, the Company and the Manager have agreed to amend the Equity Distribution Agreement solely to increase the Maximum Amount from $650,000,000 to $1,000,000,000 and to amend the definition of the term Settlement Date.

    NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Effective as of May 21, 2024, the first paragraph of Section 1 of the Equity Distribution Agreement shall be, and it hereby is, amended and restated in its entirety as follows:

“Description of Securities. The Company proposes to issue and sell through or to the Manager (or any Alternative Manager (as defined below)), as sales agent and/or principal, shares of the Company’s common stock, par value $0.25 per share (the “Common Stock”), having an aggregate offering price of up to $1,000,000,000 (such amount, as reduced on a dollar-for-dollar basis by the aggregate gross sales proceeds received by the Company from the sale of Common Stock prior to the date hereof pursuant to the Prior Agreements and those certain prior alternative equity distribution agreements listed on Schedule A hereto, the “Maximum Amount”) on the terms set forth in Section 3 of this Agreement. The shares of Common Stock to be sold through or to the Manager pursuant hereto or pursuant to a Terms Agreement (as defined below) or through or to an Alternative Manager pursuant to an Alternative Equity Distribution Agreement or Alternative Terms Agreement (each term as defined below) are referred to herein as the “Shares.””

2.Effective as of May 21, 2024, the first sentence of Section 3(a)(vi) of the Equity Distribution Agreement shall be, and it hereby is, amended and restated in its entirety as follows:

“Settlement for sales of the Shares pursuant to this Section 3(a) will occur on the second Trading Day (and on and after May 28, 2024, the first Trading Day) following the date on which such sales are made, unless another date shall be agreed upon by the Company and the Manager (provided that, if such Trading Day is not a business day, then settlement will occur on the next succeeding Trading Day that is also a business day) (each such date, a “Settlement Date”).”

Except as expressly provided hereby, the parties further agree that all of the terms and provisions of the Equity Distribution Agreement are and shall remain in full force and effect.

This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law.

Capitalized terms used herein and not defined herein shall have the same meanings as in the Equity Distribution Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has entered into this Fourth Amendment to Third Amended and Restated Equity Distribution Agreement as of the date first written above.

CAPITAL SOUTHWEST CORPORATION

By:
Name:    Michael S. Sarner
Title:    Chief Financial Officer
[Signature Page to Fourth Amendment to Third Amended and Restated EDA]

ACCEPTED as of the date first above written.

[ ]

By:
Name:
Title:
[Signature Page to Fourth Amendment to Third Amended and Restated EDA]